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                                                                   EXHIBIT 10.15

                                OPTION AGREEMENT

OPTIONEE: ______________                 GRANT DATE: ___________________________
                                         SHARES GRANTED: _______________________
                                         PRICE PER SHARE: ______________________
                                         OPTION TYPE: NON-QUALIFIED STOCK OPTION
                                         OPTION PLAN: 2006 PLAN - PLAN 3
                                         OPTION ID: 2006 PLAN- PLAN 3-__________

IPG Photonics Corporation is pleased to report that the IPG Board of Directors has granted to you (the "Optionee") a stock option (the "Option") to purchase shares of IPG Common Stock, $0.0001 par value, according to the terms in this Option Agreement:

Shares will vest in accordance with the following schedule:

SHARES   AVAILABILITY   VEST DATE   EXPIRE DATE
------   ------------   ---------   -----------

By signing this Option Agreement, you agree that (1) this Option is granted under the IPG Photonics 2006 Incentive Compensation Plan (the "Plan"), as amended, and (2) you will be bound by the terms of the Plan (attached as Exhibit
A) and the 2006 Option Plan Terms & Conditions (attached as Exhibit B), the terms of which are incorporated by reference in their entirety into this Option Agreement. You acknowledge that you have received a copy of the Plan and the Option Terms & Conditions.

Nothing in this Option Agreement, the Plan, or Option Terms and Conditions shall confer on the Optionee any right to continue any employment or other service provider relationship for any period of specific duration. This Option Agreement shall be governed by the substantive laws of Delaware, and this Option Agreement shall not be modified except in writing signed by Optionee and IPG.


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IPG Photonics Corporation               Date

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                                        Date

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                               NON-QUALIFIED STOCK
                   OPTION AGREEMENT TERMS AND CONDITIONS UNDER
           IPG PHOTONICS CORPORATION 2006 INCENTIVE COMPENSATION PLAN

1. Definitions; Section References. All terms used in this Agreement that are not otherwise defined shall have the meanings ascribed to them in the IPG Photonics Corporation 2006 Incentive Compensation Plan, as amended from time to time (the "Plan") or the Option Agreement ("Option Agreement") executed by the Optionee and IPG Photonics Corporation, a Delaware corporation (the "Company"). Unless otherwise indicated, all section references are to sections of this Agreement. If the Notice states that the Option is an Incentive Stock Option, then the Option is intended to be incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended, and subject to the limitations and treatment thereof.

2. Term and Exercise of Option Shares. The term and exercise of the Option shall be as follows:

(a) The term of the Option granted shall commence as of Grant Date and shall end on the Expiration Date, unless earlier terminated in accordance with Section 5. No option may be exercised after the Expiration Date.

(b) The Option shall only be exercised to the extent the Option has Vested and has not been previously exercised. The Option granted shall be exercised by the Optionee by delivering the following to the Secretary of the Company or to any other person as may be designated by the Company from time to time, on any business day prior to or on the Expiration Date:

(1) A signed Notice of Exercise of Stock Option in the form prescribed by the Company from time to time specifying the number of Shares the Optionee desires to purchase;

(ii) A signed Stock Option Purchase Agreement in the form prescribed by the Company from time to time (The Notice of Exercise of Stock Option and Stock Purchase Agreement attached are available from the Secretary of the Company);

(iii) Payment in full of the purchase price, subject to the requirements of
     Section 4; and such other documents or agreements requested by the Secretary or the Committee.

(c) For the first six months following an IPO of the Company, Optionee agrees that Optionee may not sell, exchange, transfer, or otherwise dispose of any Shares acquired upon exercise of the Option without the consent of the Company, which consent may be withheld in the Company's absolute and sole discretion.

4. Exercise Price.

(a) The price per Share at which the Option shall be exercisable shall be the Exercise Price as defined in the Notice.

(b) The exercise price of the Shares subject to this Agreement may be paid by
(i) certified or bank check; (ii) the tender of unrestricted Shares already owned by the Optionee; or (iii) such other means the Committee determines are consistent with the purpose of the Award and applicable law.

(c) The Optionee may satisfy the applicable withholding tax obligations by paying the amount of any taxes in cash within thirty (30) days of the date of exercise. Shares or other securities of the Company may, subject to compliance with Section 16 of the Securities Exchange Act of 1934 and the rules promulgated thereunder, if applicable, be delivered to the Company or deducted from the number of Shares to be delivered to the Optionee to satisfy the obligation in full or in part as long as such withholding of Shares does not violate any applicable laws, rules, or regulations of federal, state, or local authorities. The number of Shares or other securities of the Company to be deducted shall be determined by reference to the Fair Market Value of such Shares or Fair Market Value of such other securities as determined by the Committee on the applicable date.

5. Termination of Option.

(a) Death, Disability or Retirement. In the event of termination of the Optionee's employment due to Disability or Retirement, this Option may thereafter be exercised by the Optionee within ninety (90) days following the date of Disability or Retirement, to the extent it was exercisable at the time such event occurred. The Committee may at any time and in its sole discretion accelerate the exercisability of this Option. Upon the death of an Optionee, Options shall be exercisable for a period of twelve (12) months from the date of death or until the Expiration Date.

  BY SIGNING THE OPTION AGREEMENT, YOU AGREE TO THESE TERMS & CONDITIONS. READ
                                 THEM CAREFULLY.

(b) Separation from Service for Cause. If Optionee's employment by the Company, an Affiliate or Group Company or other service provider relationship with the Company, an Affiliate or Group Company terminates involuntarily for Cause, any unexercised Option held by Optionee and not in fact exercised prior to termination shall immediately expire and all rights under such Option shall immediately be forfeited.

(c) Other Terminations of Employment. If the Optionee's employment is terminated for any reason other than for Cause or other than due to death, Disability or
Retirement:

(i) all non-Vested portions of Options held by the Optionee on the date of the termination of his or her employment shall immediately be forfeited by the Optionee as of such date; and

(ii) all Vested portions of Options held by the Optionee on the date of the termination of his or her employment shall remain exercisable until the earlier of (i) the end of the 90-day period following the date of the termination of the Optionee's employment or (ii) the date the Options would otherwise expire.

6. Rights as a Stockholder; Effect of Option. The Optionee shall have no rights as a stockholder of the Company with respect to any Shares covered by this Option until the issuance of a stock certificate for those Shares. Once this Option or any portion thereof is exercised and Shares are transferred to the Optionee, any shareholder agreements that apply to the Shares shall be binding on the Optionee. This Option shall not be deemed to confer upon the Optionee any rights to continue in the employ of the Company, an Affiliate or Group Company. Neither the Optionee nor his or her transferee is or will be obligated by the grant of the Option to exercise it.

7. Changes in Capitalization.

(a) The grant of an Option pursuant to this Agreement shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(b) If, while this Option is outstanding, the outstanding Shares have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, or similar transaction, appropriate and proportionate adjustments shall be made by the Committee to the number and/or kind of Shares which are subject to purchase under this Option and for the Option exercise price or prices applicable to this Option. Such adjustments will be made so that the same proportion of the Company's issued and outstanding Shares in each instance shall remain subject to purchase at the same aggregate exercise price.

(c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of all its authorized shares with par value into the same number of shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be Shares within the meaning of this Agreement.

(d) In the event of a merger, consolidation, or acquisition of substantially all of the Company's Shares or assets, the Committee may take such actions with respect to outstanding Options as the Committee deems appropriate.

(e) If any fractional share would result from any such adjustment under this
Section 7, the Company shall not issue such fractional share, but shall round any portion of a share equal to .500 or greater up, and any portion of a share equal to less than .500 down, in each case to the nearest whole number.

8. Nondisclosure, Noncompete, and Nonsolicit.

(a) Nondisclosure and Nonuse of Confidential Information. Optionee agrees that Optionee will not at any time, whether during or after the Optionee's Service, use or reveal to anyone outside the Company any of the trade secrets or confidential information of the Company, its customers or suppliers, or any information received in confidence from third parties by the Company, except to the extent that such disclosure or use is directly related to and required by Optionee's performance of duties assigned to the Optionee by the Company, an Affiliate or Group Company. Confidential Information of the Company is any information or material (a) generated or collected by or used in the operation of the Company, an Affiliate or Group Company that relates to the actual or anticipated business, marketing and sales, strategic planning, products, services, research and development, or production and/or manufacturing processes, of the Company, an Affiliate or Group Company or its customers or suppliers, including its and

  BY SIGNING THE OPTION AGREEMENT, YOU AGREE TO THESE TERMS & CONDITIONS. READ
                                 THEM CAREFULLY.


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their organization, personnel, customers and finances; or (b) suggested by or resulting from any task assigned to Optionee or work performed by Optionee for or on behalf of the Company, an Affiliate or Group Company not otherwise readily available to members of the general public.

(b) Forfeiture for Competition. Optionee acknowledges and agrees that (i) in the course of the Optionee's Service, Optionee shall become familiar with the trade secrets of the Company, its Affiliates and Group Companies and with other Confidential Information concerning the Company, its Affiliates and Group Companies, (ii) Optionee's Services to the Company, its Affiliates and Group Companies are unique in nature and of an extraordinary value to the Company, its Affiliates and Group Companies, and (iii) the Company, its Affiliates and Group Companies could be irreparably damaged if Optionee were to provide similar services to any person or entity competing with the Company, an Affiliate or Group Company or engaged in a similar business. In connection with the issuance to Optionee of the Option hereunder, and in consideration for and as an inducement to the Company to enter into this Agreement, the Optionee covenants and agrees that during the period beginning on the Grant Date and ending on the first anniversary of the date of the termination of the Optionee's Service, the Optionee shall not, directly or indirectly, either for himself or for or through any other Person, without the express written consent of the Company, anywhere in the world, engage in any activity that is, or participate or invest in, or provide or facilitate the provision of financing to, or assist (whether as owner, part-owner, shareholder, member, partner, director, officer, trustee, employee, agent or consultant, or in any other capacity) any business, organization or Person other than the Company (or any subsidiary of the Company), and including any such business, organization or person involving, or which is, a family member of Optionee, whose business, activities, products or services are competitive with the products, technologies or services offered or proposed to be offered by the Company, an Affiliate or Group Company. The Optionee agrees that this covenant is reasonable with respect to its duration, geographical area and scope. For purposes of this Agreement, the term "participate in" includes having any direct or indirect interest in any Person, whether as a sole proprietor, owner, shareholder, partner, joint venture, creditor or otherwise, or rendering any direct or indirect service or assistance to any Person (whether as a director, officer, manager, supervisor, employee, agent, consultant or otherwise), other than owning up to 3% of the outstanding stock of any class that is publicly traded.

(c) Nonsolicitation. Optionee hereby agrees that during the period commencing on the Grant Date and ending on the date which is the later to occur of (i) two (2) years after the Grant Date and (ii) eighteen (18) months after the date of the termination of Optionee's Service, the Optionee will not, without the express written consent of the Company, (w) induce or attempt to induce for or on behalf of himself or herself or any such competitor any officer, employee or former employee of the Company, its Affiliates or Group Companies, who was employed during the one (1) year period immediately preceding the date on which Optionee's Service with the Company, an Affiliate or Group Company was terminated for any reason, (x) encourage for or on behalf of himself or any such competitor any such officer or employee to terminate his or her Service to the Company, an Affiliate or Group Company, (y) solicit for or on behalf of himself or any such competitor any client or supplier of the Company, an Affiliate or Group Company, or (z) divert to any Person any client or business opportunity of the Company, an Affiliate or Group Company.

(d) Judicial Modification. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section 8 is invalid or unenforceable, the parties agree that (i) the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or geographic area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, (ii) the parties shall request that the court exercise that power, and (iii) this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment or decision may be appealed.

(e) Remedy for Breach. The Optionee agrees that in the event of a breach or threatened breach of any of the covenants contained in this Section 8, in addition to any other penalties or restrictions that may apply under any employment agreement, state law, or otherwise, the Optionee shall forfeit:

(i) any and all Options granted or transferred to him or her under the Plan and this Agreement, including vested Options; and

(ii) the profit the Optionee has realized on the exercise of any Options, which is the difference between the Exercise Price of the Options and the applicable Fair Market Value of the Shares (the Optionee may be required to repay such difference to the Company).

  BY SIGNING THE OPTION AGREEMENT, YOU AGREE TO THESE TERMS & CONDITIONS. READ
                                 THEM CAREFULLY.


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The forfeiture for competition provisions of this Section 8 shall continue to apply, in accordance with their terms, after the noncompete provisions of any employment or other agreement between the Company and the Optionee have lapsed.

9. Investment Representations. The Committee or the Secretary may require the Optionee to furnish to the Company, prior to the issuance of any Shares upon the exercise of all or any part of this Option, an agreement in which the Optionee represents that the Shares acquired upon exercise thereof are being acquired for investment and not with a view to the sale or distribution thereof, and which provides for certain share transfer restrictions and other related matters.

10. Compliance with Securities Laws. Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issue of Shares to the Optionee, any law, or any regulation or requirement of the Securities and Exchange Commission or any other governmental authority having jurisdiction shall require either the Company or the Optionee to take any action in connection with the Shares then to be issued, the issue of the Shares shall be deferred until the action shall have been taken; however, the Company shall have no liability whatsoever as a result of the non-issuance of the Shares, except to refund to the Optionee any consideration tendered in respect of the exercise price.

11. Governing Law: Consent to Jurisdiction. This Agreement shall be construed by, enforced in accordance with and governed by the substantive laws of the State of Delaware without giving effect to its conflict of laws provisions thereof. The Company and the Optionee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Chancery Court of the State of Delaware (the "Delaware Court"), and not in any other state or federal court in the United States of America or any court in any other country, and (ii) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement.

12. Notice. Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, if to the Company, addressed to the Company at the following address: IPG Photonics Corporation, 50 Old Webster Road, Oxford, MA 01540, USA, Attention: Secretary, or at any other address as the Company, by notice to the Optionee, may designate in writing from time to time; and, if to the Optionee, to the last know address of the Optionee or at any other address as the Optionee, by notice to the Company, may designate in writing from time to time.

13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the heirs, beneficiaries, legal representatives and successors of the parties. Any successors to the parties to this Agreement shall be entitled to all of the rights of and obligated to abide by all provisions of any shareholder agreements that apply to the Shares held by such successors.

14. Severability. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement and this Agreement shall be construed as if the invalid, illegal, or unenforceable provision or portion thereof had never been contained herein.

15. Entire Agreement. This Agreement, the Notice and the Plan constitute and contain the entire Agreement and understanding between the parties with respect to the subject matter hereof and supersede any and all prior agreements, if any, understandings and negotiations relating thereto. No promise, understanding, representation, inducement, condition or warranty not set forth herein has been made or relied upon by any party hereto.

16. Waiver. No waiver by either party of the application of any term, provision or condition of this Agreement, or a breach thereof by the other party, shall constitute a waiver of any succeeding breach of the same or any other provision hereof. No such waiver shall be valid unless executed in writing by the party making the waiver.

17. Transferability. The Optionee shall not transfer, sell, assign or otherwise dispose of the Option other than by his or her will or the laws of descent and distribution. Any attempted transfer, sale, assignment or other disposition of the Option, or of Optionee's rights and obligations under this Agreement, contrary to the provisions of this Agreement shall be null and void.

  BY SIGNING THE OPTION AGREEMENT, YOU AGREE TO THESE TERMS & CONDITIONS. READ
                                 THEM CAREFULLY.


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18. Subject to Plan. This Option is granted under and subject to the terms of the Plan. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

19. Plan and Agreement Not a Contract of Employment or Service. Neither the Plan nor this Agreement is a contract of employment or Service, and no terms of the Optionee's employment or Service will be affected in any way by the Plan, this Agreement or related instruments, except to the extent specifically expressed therein. Neither the Plan nor this Agreement will be construed as conferring any legal rights of the Optionee to continue to be employed or remain in Service with the Company, nor will it interfere with the right of the Company, an Affiliate or Group Company to discharge the Optionee or to deal with him or her regardless of the existence of the Plan, this Agreement or the Option.

20. Counterparts. The parties may execute this Agreement in one or more counterparts, all of which together shall constitute but one Agreement.

                                [END OF DOCUMENT]

  BY SIGNING THE OPTION AGREEMENT, YOU AGREE TO THESE TERMS & CONDITIONS. READ
                                 THEM CAREFULLY.


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